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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  F O R M  8-K

                                 CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported) September 1, 1997
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                      BANKERS TRUST NEW YORK CORPORATION
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            (Exact name of registrant as specified in its charter)



                                   NEW YORK
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                (State or other jurisdiction of incorporation)



            1-5920                                    13-6180473
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   (Commission file number)              (IRS employer identification no.)



     130 LIBERTY STREET, NEW YORK, NEW YORK               10006
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    (Address of principal executive offices)            (Zip code)



       Registrant's telephone number, including area code (212) 250-2500
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ITEM 5  OTHER EVENTS

As previously reported by Bankers Trust New York Corporation (the "Corporation") on its Current Report on Form 8-K filed September 4, 1997, Alex. Brown Incorporated ("ABI") merged into BT Alex. Brown Holdings Incorporated, a wholly-owned subsidiary of the Corporation (the "Merger"). The Merger was accounted for as a "pooling of interests" under generally accepted accounting principles.

The first quarter Alex. Brown historical consolidated statements of financial condition as of March 31, 1997 (unaudited) and December 31, 1996, and the related interim statements of earnings, cash flows and stockholders' equity for the three months ended March 31, 1997 and 1996, unaudited notes to the consolidated financial statements and Management's Discussion and Analysis of Results of Operations and Financial Condition are contained in Exhibit 99.1.

The second quarter Alex. Brown historical consolidated statements of financial condition as of June 30, 1997 (unaudited) and December 31, 1996, and the related interim statements of earnings for the three and six months ended June 30, 1997 and 1996 and statements of cash flows and stockholders' equity for the six months ended June 30, 1997 and 1996, unaudited notes to the consolidated financial statements and Management's Discussion and Analysis of Results of Operations and Financial Condition are contained in Exhibit 99.2.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

   (99.1) The first quarter Alex. Brown historical consolidated statements of financial condition as of March 31, 1997 (unaudited) and December 31, 1996, and the related interim statements of earnings, cash flows and stockholders' equity for the three months ended March 31, 1997 and 1996, unaudited notes to the consolidated financial statements and Management's Discussion and Analysis of Results of Operations and Financial Condition.


   (99.2) The second quarter Alex. Brown historical consolidated statements of financial condition as of June 30, 1997 (unaudited) and December 31, 1996, and the related interim statements of earnings for the three and six months ended June 30, 1997 and 1996 and statements of cash flows and stockholders' equity for the six months ended June 30, 1997 and 1996, unaudited notes to the consolidated financial statements and Management's Discussion and Analysis of Results of Operations and Financial Condition.
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                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                               BANKERS TRUST NEW YORK CORPORATION


September 12, 1997
                               by: /s/ RICHARD H. DANIEL
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                                       RICHARD H. DANIEL
                                       Vice Chairman and Controller
                                      (Principal Financial Officer)